Exhibit 13.1

CERTIFICATIONS

PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of EDP—Energias de Portugal, S.A. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the fiscal year ended December 31, 2005 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 14, 2006	/s/ António Luís Guerra Nunes Mexia
	Name:	António Luís Guerra Nunes Mexia
	Title:	Chief Executive Officer

Date: July 14, 2006	/s/ Nuno Maria Pestana de Almeida Alves
	Name:	Nuno Maria Pestana de Almeida Alves
	Title:	Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.